SCHEDULE 14A
                                  (Rule 14a-101)
                             ------------------------

                             SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement         [_]   Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12


                              LISKA BIOMETRY, INC.
                ------------------------------------------------
                (Name of Registrant as specified in its charter)

        -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:
[_]   Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                              Liska Biometry, Inc.
                                100 Sussex Drive
                        Ottawa, Ontario, Canada K1A 0R6

June 10, 2004

Dear Shareholder:

You are cordially invited to attend Liska Biometry, Inc.'s ("Liska") Annual Meeting of Shareholders to be held on Friday, July 9, 2004 from 10:30 am to 1:30 p.m. local time at the Fairmount Chateau Laurier, 1 Rideau Street, Ottawa, Ontario K1N 8S7 (613 241-1414).

We will report on the affairs of Liska and a discussion period will be provided for questions and comments of general interest to shareholders.

Information about the meeting and the various matters on which the shareholders will act is included in the Notice of Meeting and Proxy Statement that follow. Also included is a Proxy/Voting Instruction Card and postage-paid return envelope.

Whether or not you are able to attend, it is important that your shares be represented and voted at this meeting. Accordingly, please complete, sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience. Your prompt response would be greatly appreciated.

Sincerely,

/s/ Lam Ko Chau
---------------
Lam Ko Chau
President and CEO

================================================================================
                              YOUR VOTE IS IMPORTANT!

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE THAT YOUR VOTE WILL BE COUNTED. YOU MAY VOTE IN PERSON, IF YOU SO DESIRE, EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKERAGE FIRM OR OTHER NOMINEE, PLEASE CONTACT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO VOTE YOUR SHARES ON THE ENCLOSED CARD.

================================================================================

                              LISKA BIOMETRY, INC.

                                ________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on July 9, 2004


TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Liska Biometry, Inc. (the "Company") will be held at the Fairmount Chateau Laurier, 1 Rideau Street, Ottawa, Ontario K1N 8S7 (613 241-1414).

      1. To elect six (6) Directors to serve for the terms of office specified in the accompanying proxy statement and until their successors are duly elected and qualified;

      2. To ratify the appointment of Stark, Winter, Schenkein and Co., LLP as independent certified public accountants for Liska for the year ending December 31, 2004; and

      3. To consider and act upon a proposal to approve the Company's 2004 Stock Option Plan (the "Plan").

      4. To transact such other business as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on May 24, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Shareholders attending the meeting may revoke their proxy and vote in person.

                                    FOR THE BOARD OF DIRECTORS

                                    /s/ Lam Ko Chau
                                    ---------------
                                    Lam Ko Chau
                                    President and CEO

                              LISKA BIOMETRY, INC.

                                PROXY STATEMENT

                              GENERAL INFORMATION



PROXY SOLICITATION

This Proxy Statement is furnished to the holders of common stock, $0.0001 par value (the "Common Stock") of Liska Biometry, Inc., a Florida corporation ("Liska" or the "Company") in connection with the solicitation by the Board of Directors of Liska of proxies for use at the Annual Meeting of Shareholders to be held on July 9, 2004, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.

The Board of Directors of Liska is soliciting proxies for use at the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to Shareholders on or about June 21, 2004 to all shareholders entitled to vote at the Annual Meeting Proxies will be solicited chiefly by mail. Liska will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of Liska may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. Liska expects to expend approximately $1,000 soliciting proxies for the Annual Meeting. All expenses incurred in connection with this solicitation will be borne by Liska.

REVOCABILITY AND VOTING OF PROXY

A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of Liska a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Shares of Liska's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby in favor of the matters as set forth in the accompanying Notice of Annual Meeting of Shareholders and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.

RECORD DATE AND VOTING RIGHTS

Only shareholders of record at the close of business on May 24, 2004 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 19,184,275 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstention and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

Directors will be elected by a plurality of the votes cast at the Annual Meeting. Accordingly, abstentions or non-votes will not affect the election of candidates receiving the plurality of votes.

All other matters to come before the Annual Meeting require the approval of the holders of a majority of the votes cast at the Annual Meeting. For this purpose, abstentions and non-voters will be deemed shares not voted on such matters, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for the approval of such matters.

Inspectors of Election appointed by Liska will tabulate votes at the Annual Meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Six (6) directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next Annual Meeting and until their successors are elected and qualified. Messrs. Chau currently serves as a director of Liska. In the event Mr. Chau shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

The names of the nominees for Director and certain other information about them are set forth below:

                                                OFFICE
NOMINEE                 AGE   DIRECTOR SINCE    HELD WITH COMPANY
-------                 ---   --------------    -----------------

Lam Ko Chau             64    April, 2002       President, CEO and Director

Christopher J. LeClerc  30    ----              Chief Operating Officer

General Jean Boyle      56    ----              ----

Gary A. Gaulding        47    ----              ----

G. Bryan Thomas         40    ----              ----

Dr. Javaid I. Sheikh    50    ----              ----

_________________________

LAM KO CHAU

Mr. Chau has served as our President, Chief Executive Officer and sole director since April 2002. Mr. Chau has spent many years in developing and managing fingerprint biometric technologies with new applications and holds two patents on optical fingerprint scanning techniques

Preceding his appointment to the Liska board of directors, Mr. Chau served as Director and President of Kojon Biometrics Inc., a private Canadian company he co-founded in 2001. Previously, Mr. Chau held the role of President of Oscan Electro-Optics Inc., a pioneer in the design and application of fingerprint scanning technology.

Prior to co-founding Oscan, Lam Ko was Head of Broadcast Spectrum Engineering for the Department of Communications of Canada, where he lead the Canadian effort on broadcast spectrum planning at the World Administrative Radio Conference in Geneva, Switzerland (WARC '79) Previously, he held the position of Aerosat Project Manager with the Department of Transport of Canada. Prior to joining the government, Lam Ko held the position of Manager of Satellite
Transmission System at Nortel Networks, where he authored the architectural design of several Trans-Canada satellite-terrestrial data networks.

Lam Ko received his BEE degree from Melbourne (Australia).He holds a Master's degree in Electrical Engineering from Carleton University. He did not complete his Ph. D program at Carleton. He is a licensed Professional Engineer (P. Eng Ontario) ing (Quebec). Lam Ko presently resides in Ottawa, Canada with his wife and two daughters.


CHRISTOPHER J. LECLERC

Prior to joining Liska Biometry Inc. in 2002, Christopher was a hedge fund manager with Andover Brokerage LLC, where he oversaw a twelve member proprietary trading desk specializing in a wide range of investment strategies.

Before joining Andover, Christopher was Director of Business Development and head of OTC Trading with Mercer Partners L.P., a New York City based investment bank and securities underwriter, specializing in market-neutral equity trading strategies, sales and market-making. Previously, Chris also served as a financial consultant and equities trader with Merrill Lynch, M.H. Meyerson and ETG LLC.

Christopher earned his Bachelor of Science degree in finance from Saint Anselm College and received his securities license from the National Association for Securities Dealers (NASD) Chris presently resides in Candia, New Hampshire with his wife and three sons.


GENERAL JEAN E. BOYLE, CAF (RET)

General Boyle retired as Chief of the Defense Staff (CDS) of Canada's Armed Forces following a distinguished thirty-year military career. At CDS he was responsible to the Governor General of Canada for the control, direction and administration of the Canadian Forces and by virtue of this principal responsibility, the over-all command of the Canadian Forces. General Boyle has also served as an Assistant Deputy Minister (Personnel) and as an Associate Deputy Minister (Policy) within National Defense Headquarters.

Following his retirement from military service, General Boyle joined the Boeing Company as Vice-President, International Business Development (St. Louis, MO) and as Managing Director, Boeing International Corporation- Europe (Brussels, Belgium). He is a graduate ('71) and former Commandant ('91-93) of the Royal

Military College of Canada. In 2001, General Boyle joined the SPECTRUM Group, a Washington DC based strategic consulting organization serving defense, aerospace and high technology companies and serves as its head of Canadian operations He is also the President and CEO of JEBtek International-Canada. Jean presently resides in Ottawa, Canada with his wife.


GARY A. GAULDING

Mr. Gaulding is founder and president of Pinnacle Marketing Group, an independent insurance management company. Mr. Gaulding has over 21 years of management and marketing experience in the independent life and health insurance industry. He has served as director of administration and marketing for L. A. Franklin Companies in St. Petersburg, Florida and as vice-president, national sales director for NRS Marketing Services of Springfield, Illinois. Mr. Gaulding was raised in Jacksonville, Florida, studied engineering at the University of Florida. Gary presently resides in Springfield, Illinois.


G. BRYAN THOMAS

Mr. Thomas is President, Chief Executive Officer and Chairman of the Board for Cannon Cochran Management Services, Inc. (CCMSI), where he serves as a member of the Executive Committee and the Board of Directors. Mr. Thomas began his insurance career in sales the division with a major national carrier. He joined CCMSI in 1987 as a Cafeteria Plan Coordinator, advancing quickly to Account Executive with the responsibility for marketing and program development for larger individual self-insureds and major associations. Bryan was promoted to Executive Vice President and Chief Marketing Officer in 1998, where he oversaw all sales and marketing efforts for the CCMSI. In conjunction with these roles, Bryan also specialized in developing risk financing and cost containment alternatives for large employers and association plans with particular emphases in the areas of employee benefits and workers' compensation programs. Bryan presently resides in Champagne, Illinois with his wife and children.


DR. JAVAID I. SHEIKH

Javaid I. Sheikh, (M.D., M.B.A.,) is the Chief of Staff at the VA Palo Alto Health Care System (VAPAHCS) and is a Professor of Psychiatry and Behavioral Sciences and Associate Dean for Veterans Affairs at Stanford University School of Medicine. Since 1987, Dr. Sheikh has served in a variety of roles at Stanford and at VAPAHCS: as a clinician, educator, researcher, and most recently as an administrator. From 1988-92, he was the Medical Director of the General Psychiatry Inpatient Program at Stanford. He established the Geriatric Psychiatry Program at Stanford University Medical Center from in 1992 and served as its Medical Director from 1992-96. During 1996-2000, Dr. Sheikh served as the Chief of Psychiatry and ACOS for Mental Health at the VAPAHCS where he is also the Clinical Director for Mental Illness Research, Education, and Clinical Center (MIRECC) and the Research Director for the National Center for Post-Traumatic Stress Disorder. He is also the Medical Director of National Center on Disaster Psychology and Terrorism, a pioneering multidisciplinary program working in close alliance with the Naval Postgraduate Institute in Monterey, California. Dr. Sheikh was listed in the "Best Doctors in America." from 1997-2001. Javaid presently resides in Palo Alto, California with his wife.


EXECUTIVE OFFICERS

The following table contains information as of May 24, 2004 as to the executive officers of Liska.

NAME              AGE               OFFICE HELD WITH COMPANY
----              ---               ------------------------

Lam Ko Chau       64                President, Chief Executive Officer

Chris LeClerc     30                Chief Operating Officer

Manoj Hippola     31                Chief Financial Officer


LAM KO CHAU has served as President of Liska since April, 2002.

CHRIS LECLERC has served as the Chief Operating Officer since April 21, 2004.

MANOJ HIPPOLA has served as the Chief Financial Officer since April 21, 2004.



DIRECTOR COMPENSATION

Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Company does not currently have an Audit Committee, Stock Option Committee or a Nominating Committee.

The Board of Directors held a total of _0_ meetings during Liska's fiscal year ended December 31, 2003.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NAMED ON THE ENCLOSED PROXY.

                                  PROPOSAL NO. 2


          RATIFICATION OF Stark, Winter, Schenkein and Co., LLP AS THE
              COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

The Board of Directors has appointed the firm of Stark, Winter, Schenkein and Co., LLP as Liska's independent certified public accountants for 2004. Although action by the shareholders in this matter is not required, the Board of Directors believes that it is appropriate to seek shareholder ratification of this appointment.

A representative of Stark, Winter, Schenkein and Co., LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF Stark, Winter, Schenkein and Co., LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR YEAR ENDING DECEMBER 31, 2004.

                                 PROPOSAL NO. 3

           APPROVAL OF THE COMPANY'S 2004 STOCK OPTION PLAN AND ESOP

Introduction

The Board of Directors has adopted, subject to stockholder approval at the Annual Meeting, the Plan (the "Plan").

The Board of Directors believes that the Company's growth and long-term success depend in large part upon retaining and motivating key personnel and that such retention and motivation can be achieved in part through the grant of stock options. The Board of Directors also believes that stock options can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company, upon whose judgment, initiative and efforts the Company depends for sustained growth and profitability, to acquire a proprietary interest in the long-term performance of the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will ensure a closer identification of the interests of the participants in the Plan with those of the Company, thereby stimulating the efforts of such participants to promote the Company's future success and strengthen their desire to remain with the Company. The Board of Directors believes that the adoption of the Plan will help the Company accomplish these goals.


Summary of the Grant Plan

The following description of certain features of the Plan is intended to be a summary only and does not describe every provision of the Plan.

The Stock  Option  Plan (the  "Plan")  was  adopted  by the  Company's  Board of
Directors as of May 24, 2004 and is being submitted to the shareholders for approval. Officers, directors, employees, consultants, and key persons of the Company are eligible to participate in the Plan. The Plan is designed to provide employees and such other individuals with a performance incentive, a direct stake in the Company's future welfare and an incentive to remain with the Company. The Company believes that the Plan will encourage qualified persons to seek employment with the Company.

The Plan provides for grants of an aggregate of 10% of the outstanding shares of Common Stock or options to purchase shares of Common Stock intended to qualify as incentive stock options ("Incentive Options"), under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") as well as options that do not so qualify ("Non-Qualified Options"). The Incentive Options shall be granted only to employees or employee-directors of the Company. Such Incentive Options shall be exercisable for shares of Common Stock at an exercise price no less than the fair market value of the share of Common Stock on the date of grant and are not exercisable after the tenth anniversary of the date of grant. Notwithstanding the foregoing, pursuant to Section 422 of the Code, optionees who beneficially own in excess of 10% of the Company's voting stock are not entitled to receive Incentive Options unless the exercise price of such options is no less that 110% of the fair market value of the Common Stock on the date of grant and such options are not exercisable more than five years from the date of grant. Additionally, to the extent that the aggregate fair market value of the Common Stock with respect to which the Incentive Options are exercisable for the first time during any calendar year exceeds $100,000, the options attributable to the excess over $100,000 shall be treated as Non-Qualified Options under the Code. Non-Qualified Options shall be exercisable for shares of Common Stock at an exercise price of no less than 85% of the fair market value of the Common Stock on the date of grant and are not exercisable after the tenth anniversary of the date of grant.

The Plan provides that it will be administered by the Compensation Committee. The Compensation Committee determines which officers, directors, employees, consultants and key persons shall receive shares or options, whether the individual shall receive shares or options and if options, the terms and conditions of the options, including the exercise price of each option, the term of each option, the number of shares of Common Stock to be covered by each option and any performance objectives or vesting standards applicable to each option. Subject to the requirements of the Code, the Compensation Committee will also designate whether the options granted shall be Incentive Options or Non-Qualified Options.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of May 24, 2004 based on information obtained from public records and our books and records regarding the persons named below, with respect to the beneficial ownership of shares of our Common Stock by (i) each person or a group known by us to be the owner of more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each director, (iii) each executive officer and (iv) all officers and directors as a group.


                             AMOUNT AND NATURE        PERCENTAGE OF
NAME AND ADDRESS             OF                       OUTSTANDING SHARES
OF BENEFICIAL OWNER          BENEFICIALLY OWNED (1)   OWNED
-------------------          ----------------------   -----

Lam Ko Chau                   6,671,666                34.78%

Chris LeClerc                 3,200,000                16.68%

Manoj Hippola                 1,600,000                8.34%

Dr. John E. Watkin            1,500,000                7.82%

Lane Capital Markets, LLC     1,000,000                5.21%

All officers and Directors   11,471,666               59.80%
as a group (3 persons)

___________
*less than one percent

(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE


The following table sets forth information concerning compensation paid by Liska to the Chief Executive Officer and to all other executive officers of Liska whose total salary and bonus exceeded $100,000 for the year ended December 31, 2003.

NAME                                                       ALL
AND PRINCIPAL                             OPTIONS          OTHER
POSITION          YEAR   SALARY   BONUS   AWARDS    SARS   COMP.(1)
--------          ----   ------   -----   ------    ----   --------

Lam Ko Chau       2003   -0-      -0-     -0-       -0-    -0-
President, CEO    2002   -0-      -0-     -0-       -0-    -0-

Chris LeClerc     2003   -0-      -0-     -0-       -0-    -0-
COO               2002   -0-      -0-     -0-       -0-    -0-

Manoj Hippola     2003   -0-      -0-     -0-       -0-    -0-
CFO               2002   -0-      -0-     -0-       -0-    -0-

__________

(1) "Other compensation" for 2002 and 2003 relates to a car allowance and life insurance premiums paid by Liska.


                       OPTION GRANTS IN LAST FISCAL YEAR

There were no options granted to the named executive officers of Liska in 2003.

                             EMPLOYMENT AGREEMENTS

On April 21, 2004, the Company entered into a one-year employment agreement with Lam Ko Chau, which provided for his employment as President and Chief Executive Officer of the Company. The Contract Termination Date shall be automatically extended for a successive one (1) year period at the end of each contract year unless the Board of Directors of the Company (the "Board") shall give contrary notice to the Executive.

On April 21, 2004, the Company entered into a one-year employment agreement, effective April 21, 2004, with Chris LeClerc, which provided for his employment as Chief Operating Officer. The Contract Termination Date shall be automatically extended for a successive one (1) year period at the end of each contract year unless the Board of Directors of the Company (the "Board") shall give contrary notice to the Executive.

On April 21, 2004, the Company entered into a one-year employment agreement with Manoj Hippola, which provided for his employment as Chief Financial Officer. The Contract Termination Date shall be automatically extended for a successive one
(1) year period at the end of each contract year unless the Board of Directors of the Company (the "Board") shall give contrary notice to the Executive.


                             CONSULTING AGREEMENTS

Agreement with Lane Capital Markets, LLC

On August 8, 2002, we entered into an agreement with Lane Capital Markets, LLC, a Connecticut limited liability company ("LCM"), whereby LCM agreed to provide us with consulting and investment banking services until August 8, 2003. We agreed to pay LCM an initial fee of $5,000 upon execution of the agreement and a monthly fee of $5,000 for twelve months. In addition, we agreed to issue LCM 1,000,000 shares of our common stock, if LCM provided us with sufficient capital or resources to develop our products on or before August 8, 2003. We also agreed to pay LCM ten percent (10%) of any funds raised by them. Because we had insufficient funds to pay LCM the cash portion of their fees and they had provided us with certain consulting services, on June 20, 2003, we entered into a revised agreement with LCM, which released both parties from all terms, conditions and obligations set forth under the August 8, 2002 agreement. In accordance with the terms of the June 20, 2003 agreement, we issued 1,000,000 shares of our restricted common stock to LCM, and LCM released us from the obligation to pay outstanding cash fees of $55,000, represented by the initial fee of $5,000 and the $5,000 monthly fee for ten months.

Agreement with Anthony Kerrigone

On or about January 1, 2003, we entered into a verbal agreement with Mr. Anthony Kerrigone to provide us with the following services: (a) advise us on the requirements to have our common stock quoted on the OTC Bulletin Board and the filing of a Form 15c-211 application to the National Association of Security Dealers; (b) advise us and attend meetings regarding the implications of our capital structure and possible issuance of warrants; and (c) meet with attorneys and accountants to discuss securities related matters relevant to Securities and Exchange Commission filings and auditing activities.

In exchange for the services rendered through July 25, 2003 by Anthony Kerrigone, we issued Mr. Kerrigone 150,000 restricted shares of our common stock.

Agreement with Oftring & Company, Inc.

On July 3, 2003, we entered into a non-exclusive written agreement with Oftring & Company, Inc., a Massachusetts Corporation ("Oftring"). Under the terms of this agreement, Oftring agreed to assist us in obtaining equity financing in an amount not to exceed $600,000. In exchange for the services to be provided to us by Oftring, we agreed to pay Oftring twelve percent (12%) of any funds raised by them and warrants to purchase shares of common stock equal to twelve percent (12%) percent of any cash raised by Oftring. This agreement was due to expire on July 3, 2004. On March 8, 2004, we and Oftring both agreed in writing to terminate the agreement "unequivocally and without any claims of cost."

Agreement with Apollo Holdings, Ltd.

On or about October 16, 2003, we entered into a verbal agreement with Apollo Holdings, Ltd., a Gibraltar Limited Liability Company whose sole officer, director, and shareholder is Chris Bonvini, to provide us with consulting services in the area of global marketing and potential strategic alliances with companies that will integrate biometric related computer hardware and software components and network infrastructure and with foreign governments. More specifically, Apollo Holdings agreed to furnish the Company with the following services: (a) to act as our advisor regarding existing and potential global marketing of our future products and services; (b) to solicit strategic alliances and global partnerships on our behalf; and (c) to analyze our business and make recommendations regarding expansion and development, including due diligence investigation of potential merger and/or acquisition candidates.

In exchange for the services rendered through December 31, 2003 by Apollo Holdings, Ltd., we issued Apollo Holdings, Ltd. 500,000 restricted shares of our common stock.

Agreement with James Cundiff

On or about November 28, 2003, we entered into a verbal agreement with Mr. James Cundiff to provide us with consulting services in the area of marketing our future products/services to potential customers and to be a liaison with senior government officials and lobby groups affiliated with the United States military. More specifically, James Cundiff verbally agreed to furnish us with the following services: (a) advise with respect to existing and potential marketing of our future products/services; and (b) analyze our business and make recommendations regarding expansion and development, including due diligence investigation of potential merger and/or acquisition candidates.

In exchange for the services rendered through December 31, 2003 by James Cundiff, we issued Mr. Cundiff 40,000 restricted shares of our common stock.

Agreement with Todd Moore

On or about December 23, 2003, we entered into a verbal agreement with Todd Moore to provide us with consulting services in the area of business development and marketing. More specifically, Todd Moore verbally agreed to furnish us with the following services: (a) advise us on existing and potential marketing of our future products/services with Western European countries and principalities; and
(b) analyze our existing business and make recommendations regarding expansion and development, including due diligence and investigation of strategic European alliances and/or European partnerships, and European market research and sales initiatives.

In exchange for the services rendered through December 31, 2003 by Todd Moore, we issued Mr. Moore 260,000 restricted shares of common stock in the Company.

Agreement with David Clark and Peter Wrage

On March 27, 2004, we entered into a written agreement with David Clark and Peter Wrage (referred to in the agreement as "the Partners"), to provide us with the following services: (a) assistance with the definition and strategic positioning of our products and advisory services regarding potential new or related products and services; (b) development of a marketing strategy to allow us to penetrate key market areas around the world; (c) provide introductions to major government, international organizations and companies that are involved in security and biometrics; and (d) assist in negotiations of contract with such organizations. In return for these services, we agree to pay the following compensation: (a) a monthly fee of $2,000, plus all reasonable expenses; (b) retainer fees to be accrued and not paid to us, and be carried as an interest free payable to the Partners, until such time that we achieve investment capital amounting to a minimum of $1,000,000; (c) for revenue-based achievements (contracts) involving work by the Partners, a bonus of four percent (4%) of the contract value in the contract; (d) for non-revenue achievements, a fair and reasonable bonus will be payable to the Partners as determined by our Board of Directors; (e) payments of bonuses in accordance with (c) or (d) may be in the form of shares of our common stock with a mutual agreement between us and the Partners. In consideration of the engagement with the Partners, we agree to issue 100,000 restricted shares of our common stock upon the signing of the agreement and 400,000 restricted shares of our common stock upon signing of the agreement, but such shares will not be delivered to the Partners until they have played a major role in delivering tangible benefits to us, as determined by our Board of Directors. The term of the agreement is from April 1, 2004 to March 31, 2005.


                             EMPLOYEE PENSION PLAN

The Company does not currently have an employee pension plan.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Liska's officers, directors and persons who beneficially own more than 10% of a registered class of Liska's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the regulation to furnish Liska with copies of the Section 16(a) forms that they file.

To Liska's knowledge, based solely on review of the copies of such reports furnished to Liska, and written representations that no other reports were required during the year ended December 31, 2003, Liska believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

                             SHAREHOLDER PROPOSALS

Based upon the regulations of the Securities and Exchange Commission, any stockholder who wishes to bring any proposal before a regularly scheduled annual meeting of Liska stockholders or to nominate a person to serve as a director to be elected at such annual meeting shall give written notice thereof and certain related information to Liska at least 120 calendar days prior to the date of Liska's proxy statement released to stockholders in connection with the previous year's annual meeting.

Management does not know of any matters which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. However, in the event that any other matters properly come before the Annual Meeting, including the decision to postpone the Annual Meeting until such time as sufficient votes necessary to take action have been received and cast, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with applicable procedures or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

Under the rules of the SEC, stockholder proposals intended to be presented at the next annual meeting (to be held in 2004) must be received by Liska on or before January 16, 2004 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, Liska Biometry, Inc., 100 Sussex Drive Ottawa, Ontario, Canada K1A 0R6.

                                 ANNUAL REPORT

A copy of Liska's Annual Report on Form 10-KSB for the year ended December 31, 2003, including the financial statements and notes thereto, will be made available to Shareholders free of charge by writing to Liska Biometry, Inc., 100 Sussex Drive Ottawa, Ontario, Canada K1A 0R6, Attention: Corporate Secretary. The Annual Report on Form 10-KSB is not incorporated by reference in this Proxy Statement and is not considered to be part of the proxy material.

                                 OTHER MATTERS

The Board of Directors knows of no other business to be acted upon at the Annual Meeting other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                    By Order of the Board of Directors

                                    /s/ Lam Ko Chau
                                    ---------------
                                    Lam Ko Chau
                                    President and CEO


Dated: June 10, 2004

                              LISKA BIOMETRY, INC.
                                100 Sussex Drive
                        Ottawa, Ontario, Canada K1A 0R6

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lam Ko Chau, agent with full power of substitution, to vote as proxy all the shares of Common Stock of Liska held of record by the undersigned on May 24, 2004, and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Liska Biometry, Inc., to be held on July 9, 2004, and at any adjournment or postponement thereof, in the manner indicated on the reverse hereof and in his discretion on such other matter(s) as may properly come before said meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS INDICATED WITH RESPECT TO THE PROPOSALS BELOW, THE UNDERSIGNED'S VOTES WILL BE CAST "FOR" EACH OF SUCH MATTERS. THE UNDERSIGNED'S VOTES WILL BE CAST IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1.    ELECTION OF DIRECTORS.

      Nominees:   Lam Ko Chau, Christopher J. LeClerc, General Jean Boyle, Gary
                  A. Gaulding, G. Bryan Thomas, and Dr. Javaid I. Sheikh

      [__] VOTE FOR all nominees above, except as to the following nominees (if any): ______________________________________________________

      [__]  VOTE WITHHELD from all nominees

2. Ratification of the appointment of Stark, Winter, Schenkein and Co., LLP as independent certified public accountants.

      [__]  FOR         [__]  AGAINST           [__]  ABSTAIN

3.    Approval of the Company's 2004 Stock Option Plan.

      [__]  FOR         [__]  AGAINST           [__]  ABSTAIN

                              Dated: ________________________, 2004

                              ____________________________________
                              Signature

                              ____________________________________
                              Signature (if held jointly)
                              When signing as Executor, Administrator, Trustee or the like, please give full title.